EXHIBIT 1

               SECOND AMENDED AND RESTATED JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing) of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share of Riviera Holdings Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 14th day of December, 2006.


                             D. E. SHAW LAMINAR PORTFOLIOS, L.L.C
                             By:       D. E. Shaw & Co., L.L.C.
                                       as managing member

                                       By:   /s/ Julius Gaudio
                                             -----------------------------------
                                             Name:      Julius Gaudio
                                             Title:     Managing Director


                             D. E. SHAW & CO., L.P.

                             By:      /s/ Julius Gaudio
                                      ------------------------------------------
                                      Name:    Julius Gaudio
                                      Title:   Managing Director

                             D. E. SHAW & CO., L.L.C.

                             By:        /s/ Julius Gaudio
                                      ------------------------------------------
                                      Name:    Julius Gaudio
                                      Title:   Managing Director


                             D. E. SHAW VALENCE PORTFOLIOS, L.L.C
                             By:       D. E. Shaw & Co., L.P.,
                                       as managing member

                                       By:    /s/ Julius Gaudio
                                             -----------------------------------
                                             Name:      Julius Gaudio
                                             Title:     Managing Director


                             DAVID E. SHAW

                             By: /s/ Julius Gaudio
                                 -----------------------------------------------
                                 Name:    Julius Gaudio
                                 Title:   Attorney-in-Fact for
                                          David E. Shaw

                                /s/ Ian Bruce Eichner
                             ---------------------------------------------------
                             IAN BRUCE EICHNER